SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                         ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ----------------------------


       DATE OF REPORT (Date of earliest event reported): April 2, 1998

                         ----------------------------


            (Exact name of registrant as specified in its charter)
                            THINK NEW IDEAS, INC.
                         ----------------------------


(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)            Identification No.)
          DELAWARE                   000-21775               95-4578104


                    (Address of principal executive offices)
           45 WEST 36TH STREET, 12TH FLOOR, NEW YORK, NEW YORK 10018


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 629-6800

                         ----------------------------

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Effective April 2, 1998, THINK New Ideas, Inc. (the "Company") acquired all of the issued and outstanding shares of capital stock of Herring/Newman, Inc., ("HN"), a Washington corporation engaged in the business of full service advertising, to be accounted for using the purchase method of accounting. All of HN's current employees will be retained and become part of the Company's operating structure. A copy of the Company's press release, dated April 6, 1998, is attached hereto as exhibit 99.01 and is incorporated herein by reference. Additionally, on April 2, 1998, the Company and HN caused a Certificate of Merger to be filed with the Secretary of State of the State of Delaware and Articles of Merger to be filed with the Secretary of State of the State of Washington.

     In exchange for the Company's acquisition of all 445 shares of the outstanding capital stock of HN, the Company: (a) issued an aggregate of 127,799 shares of the Company's common stock, par value $.0001 per share (the "Common Stock") and (b) paid $400,000 in cash to the former stockholders of HN, Philip
W. Herring and Daniel D. Gross (collectively referred to as the "HN Stockholders") at the closing. The Company issued an additional 77,220 shares of Common Stock to the HN Stockholders, which is being held in escrow (the "Escrowed Stock"). The Escrowed Stock shall be released to the HN Stockholders on the first anniversary of the closing date upon the occurrence of certain conditions, including retention of HN's largest clients, Westin Premier, Inc. and Hewlett Packard. The amount and nature of the consideration paid in connection with the transactions reported herein were the result of arm's length negotiations between the parties. No material relationships between the Company and HN or any of the Company's or HN's affiliates, any directors or officers of the Company or HN or any associate of any such director or officer existed prior to the occurrence or consummation of the transactions reported herein.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not Applicable.

ITEM 5.     OTHER EVENTS

      Not Applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

      Not Applicable.

ITEM.7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a) and (b) FINANCIAL STATEMENTS.

      Financial Statements of HN and the Pro forma financial information is not required to be filed with this 8-K under Item 7 (a) and (b).

      (c)         EXHIBITS.

      Exhibit 99.01 The Company's press release dated April 6, 1998 regarding the Herring/Newman acquisition.

ITEM 8.     CHANGE IN FISCAL YEAR

      Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THINK NEW IDEAS, INC.
                                 (Registrant)



Date: April 15, 1998          By:             /S/ MELVIN EPSTEIN
                                    ---------------------------------------
                                    Melvin Epstein, Chief Financial Officer